Computer Hardware and Other Property, Net (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017
Computer Hardware and Other Property, Net.
Computer hardware	$ 18,130	$ 11,238
Leasehold improvements	13,298	13,885
Furniture, fixtures and equipment	6,816	6,768
Total computer hardware and other property	38,244	31,891
Accumulated depreciation	(17,603)	(8,881)
Total computer hardware and other property, net	20,641	23,010
Depreciation	$ 9,422	$ 6,997